UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2026

Voyager Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-42694	84-2754888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1225 17th Street, Suite 1100
Denver, Colorado 80202
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (303) 500-6985

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	VOYG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Credit Agreement
On July 6, 2026, Voyager Technologies, Inc. (the “Company”) and its subsidiaries entered into a Fourth Amendment (the “Fourth Amendment”) to that certain Credit Agreement, dated as of May 30, 2025, among the Company, the other loan parties party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”).
The Fourth Amendment amends the Credit Agreement to, among other things, (i) increase the aggregate amount of the commitments by $50.0 million to $250.0 million and (ii) make certain changes to the covenants and other provisions contained therein. The Credit Agreement, as amended by the Fourth Amendment, continues to provide the Company with an uncommitted accordion feature that permits the Company, subject to certain conditions, to request an increase in the aggregate commitments by up to an additional $150.0 million, for a total potential facility size of $400.0 million.
The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment, dated as of July 6, 2026, by and among the Company, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent
104	Cover Page Interactive Data File (formatted as inline XBRL)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER TECHNOLOGIES, INC.

Date: July 8, 2026	By:	/s/ Dylan Taylor
	Name:	Dylan Taylor
	Title:	Chief Executive Officer